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                UNITED STATES SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of Report (date of earliest event reported) APRIL 25, 2003

                          Commission File Number 1-9947

                               TRC COMPANIES, INC.
             (Exact name of registrant as specified in its charter)


               DELAWARE                                 06-0853807
   --------------------------------------     ------------------------------
     (State or other jurisdiction of          (IRS Employer Identification
            incorporation)                               Number)


       5 WATERSIDE CROSSING
        WINDSOR, CONNECTICUT                               06095
   ---------------------------------------    ------------------------------
   (Address of principal executive offices)            (Zip Code)



       Registrant's telephone number, including area code: (860) 298-9692


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ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

     (c) Exhibits

     99.1 News Release titled "TRC Updates Revenue and Earnings Guidance," dated April 25, 2003.

ITEM 9. REGULATION FD DISCLOSURE.

     The information contained in this Item 9 of this Current Report is being furnished pursuant to "Item 12. Results of Operations and Financial Condition" of Form 8-K in accordance with SEC Release Nos. 33.8216 and 34-37583.

     The information in this Current Report, including the exhibit attached hereto, is being furnished and shall not be deemed "filed" for the purposes of
Section 18 of the Securities and Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information in this Current Report shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended.

     On April 25, 2003, TRC Companies, Inc. issued a news release related to revenue and earnings guidance for the third quarter ended March 31, 2003. A copy of that news release is attached hereto as Exhibit 99.1.


                                    SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:  April 28, 2002                 TRC Companies, Inc.


                                       By: /S/ JOHN W. HOHENER
                                          ----------------------------------
                                          John W. Hohener
                                          Senior Vice President and
                                          Chief Financial Officer


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